November 21, 2017
Green Square Tax Exempt High Income Fund (the “Fund”)
Series of Managed Portfolio Series (the “Trust”)

Supplement to the Prospectus and Statement of Additional Information (“SAI”) dated September 15, 2017

The information under “Tax Information” on page 6 of the Fund’s Prospectus is deleted and replaced with the following:

Distributions reported by the Fund as "exempt-interest dividends" are exempt from regular federal income tax but may be subject to state or local income taxes and may be tax preference items for purposes of the AMT. Distributions of the Fund's capital gains are generally subject to tax.

The following information is added following the first paragraph under “Tax Consequences” on page 23 of the Fund’s Prospectus:

The Fund anticipates that substantially all of its distributions will be exempt from regular federal income taxes. All or a portion of these dividends, however, may be subject to state and local taxes or to the AMT.

The first sentence of the third paragraph under “Tax Matters” on page 38 of the SAI is modified as follows:

Distributions of net investment income may be taxable to shareholders as ordinary income.

Thank you for your investment.  If you have any questions, please call the Fund toll-free at 877-914-7343.
This supplement should be retained with your Prospectus for future reference.